UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: December 31, 2010

Date of reporting period: January 1, 2010 — June 30, 2010

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

# Putnam Variable Trust

6|30|10

Semiannual report

Putnam VT
Research Fund

Putnam
INVESTMENTS

Message from the Trustees

Dear Fellow Shareholder:

Putnam Investments is pleased to provide this midyear report to shareholders of Putnam Variable Trust. For your benefit, and to help reduce Putnam’s environmental impact, you will now receive reports only for the funds you own. Information on other funds in Putnam Variable Trust is available on putnam.com.

A number of developments weighed on U.S. and global markets in recent months. European debt woes, hints of an economic slowdown in China, and skepticism over the durability of the U.S. recovery have caused unwelcome volatility. Compared with 2009’s sharp rebound, today’s investment environment requires a greater degree of investment skill, innovation, and expertise. We believe these attributes form the very core of Putnam’s analytic, active-management approach. It is important to recognize that volatility is not new to the markets. Patient investors know that these periods often present opportunities for market advances. With this in mind, we encourage you to focus on portfolio diversification and rely on the expertise of your financial advisor.

In other developments, Barbara M. Baumann has been elected to the Board of Trustees of the Putnam Funds, effective July 1, 2010. Ms. Baumann is president and owner of Cross Creek Energy Corporation of Denver, Colorado, a strategic consultant to domestic energy firms and direct investor in energy assets. We also want to thank Elizabeth T. Kennan, who recently retired from the Board of Trustees, for her many years of dedicated and thoughtful leadership.

As always, thank you for choosing Putnam.

Performance Summary (as of 6/30/10)

Investment objective

Capital appreciation

Net asset value June 30, 2010
Class IA: $9.66	Class IB: $9.66

Total return at net asset value
(as of 6/30/10)†	Class IA shares*	Class IB shares*

6 months	–7.14%	–7.17%

1 year	13.70	13.45

5 years	–10.20	–11.20
Annualized	–2.13	–2.35

10 years	–27.04	–28.72
Annualized	–3.10	–3.33

Life	16.36	13.41
Annualized	1.30	1.08

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: September 30, 1998.

† Performance benefited from the receipt of a Tyco International, Ltd. Class Action Settlement pertaining to investments made prior to 2003.

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Portfolio composition will vary over time. Allocations are represented as a percentage of net assets. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, if any, and the use of different classifications of securities for presentation purposes. Information is as of 6/30/10 and may not reflect trades entered into on that date.

Putnam VT Research Fund 1

Report from your fund’s managers

How did the fund perform for the six months ended June 30, 2010?

For the semiannual period, Putnam VT Research Fund’s class IA shares returned –7.14% at net asset value. Stock selection was the primary driver of the fund’s slight underperformance.

What was the investment environment like during the period?

It was a challenging environment. While 2009’s bull market continued into early 2010, performance in the second quarter of 2010 was hurt by sovereign debt concerns in Europe and ongoing uncertainties about the strength of the U.S. economic recovery. During the period, value outperformed growth, small caps outperformed large caps, and domestic outperformed international.

What strategies were used by the fund during the period?

The fund’s overall strategy is to combine the best ideas of Putnam’s U.S. Equity Research group. Each analyst has the responsibility of selecting the most attractive stocks in his or her coverage area. Because of this strategy, no overarching macroeconomic view is reflected in the fund’s positioning. Stocks are selected based on a bottom-up, fundamental research approach by the analysts. The fund slightly underperformed during a period when macroeconomic factors and investor sentiment seemed to dominate stock price movement rather than the fundamental prospects of individual companies.

Which holdings helped performance?

US Airways, an out-of-benchmark holding, aided performance. The airline experienced positive business trends during the period, including rising revenues and traffic volumes, and declining fuel costs. Shares held by the fund in Coca-Cola Enterprises, which is Coca-Cola’s bottler, helped performance. Coca-Cola Enterprises shares appreciated during the period after it was announced in February that Coca-Cola would be buying the company’s North American business for $4 billion in cash and the assumption of nearly $9 billion in debt. Genzyme was another key contributor. Investors have gained confidence in the company’s turnaround story. Genzyme has addressed manufacturing issues at its plants, implemented a share buyback program, and divested three non-core business units that negatively affected earnings. Genzyme today is focused on cost savings, and has received earlier-than-expected FDA approval of one of its key drugs Lumizyme, a treatment for Pompe disease.

Which holdings detracted from performance?

Out-of-benchmark holding FormFactor, a semiconductor chip manufacturer, hurt performance. Investors quickly lost confidence in the company after disappointing first-quarter results, the existence of cost and expense pressures not forecasted by management, and the company’s inability to capture market share in an improving environment. Dean Foods, a national dairy company, delivered weak performance primarily because of the company’s disappointing first-quarter earnings report that showed net income falling sharply. The challenging economy has dairy consumers switching from brand names to less expensive store-brand products. Shares of Apollo Group, an online and on-campus education provider, disappointed as education stocks as a group fell during the period, primarily due to Washington’s increased scrutiny of for-profit education companies.

What is your outlook?

Because this is a research fund employing the input of our analysts, there is no single view on the market, and no macroeconomic factor should be an overwhelming driver of fund performance. The analysts continue to concentrate their investment selections on picking the right stocks after careful research of fundamental drivers, considering both growth and value metrics.

Consider these risks before investing: The use of derivatives involves special risks and may result in losses. Growth investing targets companies with above-average earnings growth that may be subject to price volatility if earnings expectations are not met. Current and future portfolio holdings are subject to risk.

Your fund’s managers

Putnam VT Research Fund is managed by a team of senior equity analysts at Putnam: Kelsey Chen, Steven Curbow, George Gianarikas, Ferat Ongoren, Walter Scully, and Michael Yogg. They are overseen by Putnam’s Chief Investment Officer Walter Donovan, who has nearly 25 years of financial industry and equity research experience.

Your fund’s managers may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

2 Putnam VT Research Fund

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2010, to June 30, 2010. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 6/30/10		for the 6 months ended 6/30/10

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*	$3.87	$5.07	$4.06	$5.31

Ending
value (after
expenses)	$928.60	$928.30	$1,020.78	$1,019.54

Annualized
expense ratio	0.81%	1.06%	0.81%	1.06%

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/10. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Putnam VT Research Fund 3

The fund’s portfolio 6/30/10 (Unaudited)

COMMON STOCKS (94.5%)*	Shares	Value

Advertising and marketing services (0.2%)
Omnicom Group, Inc.	2,900	$99,470

		99,470
Aerospace and defense (2.2%)
Empresa Brasileira de Aeronautica SA (Embraer)
ADR (Brazil)	2,100	43,995

Goodrich Corp.	5,177	342,976

Northrop Grumman Corp.	3,831	208,560

Precision Castparts Corp.	1,599	164,569

Raytheon Co.	3,649	176,575

United Technologies Corp.	7,229	469,234

		1,405,909
Agriculture (0.2%)
Archer Daniels Midland Co.	3,949	101,963

		101,963
Airlines (0.2%)
US Airways Group, Inc. †	15,476	133,248

		133,248
Automotive (0.8%)
Ford Motor Co. †	21,951	221,266

Hertz Global Holdings, Inc. †	9,383	88,763

Johnson Controls, Inc.	5,800	155,846

		465,875
Banking (8.1%)
Bank of America Corp.	61,927	889,891

Bank of New York Mellon Corp. (The)	7,487	184,854

BB&T Corp.	4,300	113,133

Bond Street Holdings, LLC 144A Class A F †	17,096	350,468

Citigroup, Inc. †	139,520	524,595

Comerica, Inc.	1,100	40,513

Fifth Third Bancorp	5,000	61,450

First Horizon National Corp. †	1,419	16,248

Hudson City Bancorp, Inc.	3,000	36,720

Huntington Bancshares, Inc.	4,500	24,930

JPMorgan Chase & Co.	24,558	899,068

KeyCorp	5,500	42,295

M&T Bank Corp.	500	42,475

Marshall & Ilsley Corp.	3,300	23,694

Northern Trust Corp.	1,500	70,050

People’s United Financial, Inc.	2,300	31,050

PNC Financial Services Group, Inc.	3,200	180,800

Regions Financial Corp.	7,500	49,350

State Street Corp.	3,100	104,842

SunTrust Banks, Inc.	3,145	73,279

U.S. Bancorp	11,832	264,445

Wells Fargo & Co.	32,159	823,270

Zions Bancorp.	900	19,413

		4,866,833
Beverage (2.5%)
Coca-Cola Co. (The)	12,400	621,488

Coca-Cola Enterprises, Inc.	6,392	165,297

Molson Coors Brewing Co. Class B	6,000	254,160

PepsiCo, Inc.	8,016	488,575

		1,529,520
Biotechnology (2.0%)
Amgen, Inc. †	5,656	297,506

Auxilium Pharmaceuticals, Inc. †	3,039	71,417

Celgene Corp. †	2,872	145,955

Dendreon Corp. †	8,535	275,937

COMMON STOCKS (94.5%)* cont.	Shares	Value

Biotechnology cont.
Genzyme Corp. †	6,746	$342,494

Ironwood Pharmaceuticals, Inc. †	6,466	77,075

		1,210,384
Building materials (—%)
Owens Corning, Inc. †	527	15,763

		15,763
Cable television (1.4%)
Comcast Corp. Class A	26,592	461,903

DIRECTV Class A †	7,561	256,469

Time Warner Cable, Inc.	2,109	109,837

		828,209
Chemicals (1.3%)
Albemarle Corp.	3,300	131,043

Celanese Corp. Ser. A	5,100	127,041

Dow Chemical Co. (The)	12,060	286,063

E.I. du Pont de Nemours & Co.	5,428	187,755

FMC Corp.	8	459

Monsanto Co.	1,222	56,481

		788,842
Coal (0.3%)
Arch Coal, Inc.	5,700	112,917

Peabody Energy Corp.	1,400	54,782

		167,699
Combined utilities (0.4%)
El Paso Corp.	20,341	225,989

		225,989
Commercial and consumer services (1.4%)
Alliance Data Systems Corp. †	1,200	71,424

Automatic Data Processing, Inc.	2,637	106,166

Dun & Bradstreet Corp. (The)	300	20,136

Expedia, Inc.	5,018	94,238

Mastercard, Inc. Class A	675	134,683

Monster Worldwide, Inc. †	300	3,495

Paychex, Inc.	1,728	44,876

Priceline.com, Inc. †	800	141,232

Visa, Inc. Class A S	2,983	211,047

		827,297
Communications equipment (3.1%)
Cisco Systems, Inc. †	36,468	777,133

Corning, Inc.	9,500	153,425

Harris Corp.	8,900	370,685

Motorola, Inc. †	26,300	171,476

Qualcomm, Inc.	12,356	405,771

		1,878,490
Computers (6.0%)
Apple, Inc. †	5,600	1,408,568

Compuware Corp. †	1,400	11,172

EMC Corp. †	12,316	225,383

Hewlett-Packard Co.	18,872	816,780

IBM Corp.	7,449	919,803

NetApp, Inc. †	2,100	78,351

Teradata Corp. †	1,000	30,480

Western Digital Corp. †	1,290	38,906

Xerox Corp.	8,488	68,244

		3,597,687
Conglomerates (1.1%)
3M Co.	2,700	213,273

Danaher Corp.	2,000	74,240

Tyco International, Ltd.	10,035	353,533

		641,046

4 Putnam VT Research Fund

COMMON STOCKS (94.5%)* cont.	Shares	Value

Consumer finance (0.9%)
American Express Co.	8,100	$321,570

Capital One Financial Corp.	3,400	137,020

Discover Financial Services	5,500	76,890

SLM Corp. †	1,200	12,468

		547,948
Consumer goods (2.3%)
Colgate-Palmolive Co.	1,500	118,140

Estee Lauder Cos., Inc. (The) Class A	716	39,903

Kimberly-Clark Corp.	3,600	218,268

Newell Rubbermaid, Inc.	19,845	290,531

Procter & Gamble Co. (The)	11,535	691,869

		1,358,711
Consumer services (0.1%)
Avis Budget Group, Inc. †	8,057	79,120

		79,120
Containers (0.3%)
Crown Holdings, Inc. †	3,131	78,400

Owens-Illinois, Inc. †	4,440	117,438

		195,838
Electric utilities (3.1%)
Ameren Corp.	12,500	297,125

American Electric Power Co., Inc.	9,108	294,188

CMS Energy Corp.	14,001	205,115

Edison International	7,385	234,252

Entergy Corp.	3,400	243,508

Great Plains Energy, Inc.	6,164	104,911

PG&E Corp.	7,200	295,920

PPL Corp.	7,800	194,610

		1,869,629
Electrical equipment (0.6%)
Emerson Electric Co.	8,900	388,841

		388,841
Electronics (1.0%)
Agilent Technologies, Inc. †	1,500	42,645

Broadcom Corp. Class A	2,641	87,074

MEMC Electronic Materials, Inc. †	7,492	74,021

QLogic Corp. †	700	11,634

Sensata Technologies Holding NV (Netherlands) †	3,547	56,717

Texas Instruments, Inc.	15,619	363,610

		635,701
Energy (oil field) (1.7%)
National-Oilwell Varco, Inc.	9,100	300,937

Schlumberger, Ltd.	7,167	396,622

Smith International, Inc.	8,700	327,555

		1,025,114
Energy (other) (0.9%)
First Solar, Inc. † S	4,847	551,734

		551,734
Engineering and construction (0.3%)
Fluor Corp.	2,146	91,205

Foster Wheeler AG (Switzerland) †	1,460	30,748

Shaw Group, Inc. †	1,421	48,627

		170,580
Financial (0.5%)
CME Group, Inc.	643	181,037

Intercontinental Exchange, Inc. †	650	73,470

Nasdaq OMX Group, Inc. (The) †	300	5,334

NYSE Euronext	700	19,341

		279,182
Food (1.3%)
Campbell Soup Co.	1,200	42,996

Dean Foods Co. †	1,400	14,098

General Mills, Inc.	3,500	124,320

COMMON STOCKS (94.5%)* cont.	Shares	Value

Food cont.
Kellogg Co.	5,500	$276,650

Kraft Foods, Inc. Class A	8,400	235,200

Mead Johnson Nutrition Co. Class A	1,350	67,662

		760,926
Forest products and packaging (0.3%)
International Paper Co.	7,731	174,953

		174,953
Gaming and lottery (0.1%)
Las Vegas Sands Corp. †	2,000	44,280

		44,280
Health-care services (1.9%)
Aetna, Inc.	10,800	284,904

AmerisourceBergen Corp.	2,573	81,693

CIGNA Corp.	4,000	124,240

Express Scripts, Inc. †	3,158	148,489

McKesson Corp.	2,657	178,444

Omnicare, Inc.	3,378	80,059

WellPoint, Inc. †	5,700	278,901

		1,176,730
Homebuilding (—%)
Toll Brothers, Inc. †	1,224	20,025

		20,025
Insurance (3.6%)
Aflac, Inc.	7,900	337,093

Allstate Corp. (The)	1,500	43,095

Assured Guaranty, Ltd. (Bermuda)	12,950	171,847

Berkshire Hathaway, Inc. Class B †	8,625	687,326

Hartford Financial Services Group, Inc. (The)	7,200	159,336

Marsh & McLennan Cos., Inc.	1,900	42,845

MetLife, Inc.	5,800	219,008

Progressive Corp. (The)	5,000	93,600

Prudential Financial, Inc.	4,900	262,934

XL Capital, Ltd. Class A	9,200	147,292

		2,164,376
Investment banking/Brokerage (1.6%)
Ameriprise Financial, Inc.	772	27,892

BlackRock, Inc.	51	7,313

Charles Schwab Corp. (The)	5,611	79,564

Franklin Resources, Inc.	1,122	96,705

Goldman Sachs Group, Inc. (The)	3,178	417,176

Invesco, Ltd.	3,625	61,009

Morgan Stanley	8,628	200,256

T. Rowe Price Group, Inc.	1,867	82,876

		972,791
Lodging/Tourism (0.4%)
Wyndham Worldwide Corp. S	13,222	266,291

		266,291
Machinery (1.5%)
Bucyrus International, Inc. Class A	1,800	85,410

Cummins, Inc.	355	23,121

Deere (John) & Co.	1,435	79,901

International Mining Machinery Holdings, Ltd. 144A
(China) †	322,000	137,266

Joy Global, Inc.	3,800	190,342

Parker Hannifin Corp.	6,551	363,318

		879,358
Manufacturing (1.4%)
Dover Corp.	1,100	45,969

Illinois Tool Works, Inc.	5,300	218,784

Ingersoll-Rand PLC S	16,300	562,187

		826,940

Putnam VT Research Fund 5

COMMON STOCKS (94.5%)* cont.	Shares	Value

Media (1.6%)
Interpublic Group of Companies, Inc. (The) †	35,601	$253,835

News Corp., Ltd. (The) Class A	12,900	154,284

Time Warner, Inc.	15,733	454,841

Viacom, Inc. Class B †	3,700	116,069

		979,029
Medical technology (2.5%)
Baxter International, Inc.	7,000	284,480

Becton, Dickinson and Co.	455	30,767

Boston Scientific Corp. †	15,700	91,060

Covidien PLC (Ireland)	3,089	124,116

Hospira, Inc. †	2,600	149,370

Life Technologies Corp. †	2,597	122,708

Medtronic, Inc.	8,964	325,124

St. Jude Medical, Inc. †	4,298	155,115

Thermo Fisher Scientific, Inc. †	4,400	215,820

		1,498,560
Metals (0.5%)
Freeport-McMoRan Copper & Gold, Inc. Class B	2,298	135,881

U.S. Steel Corp.	3,580	138,009

		273,890
Office equipment and supplies (0.1%)
Avery Dennison Corp. S	2,355	75,666

		75,666
Oil and gas (7.8%)
Anadarko Petroleum Corp.	4,305	155,367

Apache Corp.	4,563	384,159

Chevron Corp.	16,980	1,152,263

EOG Resources, Inc.	3,410	335,442

EXCO Resources, Inc.	7,100	103,731

Exxon Mobil Corp.	29,841	1,703,026

Occidental Petroleum Corp.	8,771	676,683

PetroHawk Energy Corp. †	11,489	194,968

		4,705,639
Pharmaceuticals (5.1%)
Abbott Laboratories	13,455	629,425

Johnson & Johnson	10,963	647,475

Merck & Co., Inc.	21,335	746,085

Pfizer, Inc.	73,818	1,052,645

Somaxon Pharmaceuticals, Inc. †	9,111	32,800

		3,108,430
Power producers (0.2%)
AES Corp. (The) †	16,300	150,612

		150,612
Publishing (0.4%)
Gannett Co., Inc.	1,445	19,450

R. R. Donnelley & Sons Co.	13,400	219,358

		238,808
Real estate (1.3%)
Digital Realty Trust, Inc. R	3,400	196,112

Equity Residential Trust R	4,185	174,263

HCP, Inc. R	5,655	182,374

ProLogis Trust R	8,515	86,257

Simon Property Group, Inc. R	2,148	173,451

		812,457
Regional Bells (1.9%)
AT&T, Inc.	38,139	922,582

Qwest Communications International, Inc.	10,209	53,597

Verizon Communications, Inc.	5,300	148,506

		1,124,685
Restaurants (0.8%)
McDonald’s Corp.	7,345	483,815

		483,815

COMMON STOCKS (94.5%)* cont.	Shares	Value

Retail (5.7%)
Amazon.com, Inc. †	2,155	$235,455

Best Buy Co., Inc.	877	29,695

Big Lots, Inc. †	3,875	124,349

Coach, Inc.	3,332	121,785

Costco Wholesale Corp.	3,700	202,871

CVS Caremark Corp.	11,376	333,544

Dick’s Sporting Goods, Inc. †	1,645	40,944

Dollar General Corp. †	1,012	27,881

Home Depot, Inc. (The)	10,092	283,282

Limited Brands, Inc.	4,300	94,901

Lowe’s Cos., Inc.	19,000	387,980

Macy’s, Inc.	7,761	138,922

O’Reilly Automotive, Inc. †	2,422	115,190

Office Depot, Inc. †	8,800	35,552

OfficeMax, Inc. †	1,800	23,508

Staples, Inc.	7,400	140,970

Target Corp.	6,085	299,199

Urban Outfitters, Inc. †	4,606	158,400

Wal-Mart Stores, Inc.	12,048	579,147

Walgreen Co.	1,770	47,259

		3,420,834
Schools (0.7%)
Apollo Group, Inc. Class A †	6,519	276,862

Career Education Corp. † S	7,221	166,227

		443,089
Semiconductor (1.0%)
Atmel Corp. †	66,200	317,760

FormFactor, Inc. †	6,576	71,021

KLA-Tencor Corp.	7,985	222,622

		611,403
Shipping (1.0%)
FedEx Corp.	2,729	191,330

United Parcel Service, Inc. Class B	6,958	395,841

		587,171
Software (3.5%)
Adobe Systems, Inc. †	3,200	84,576

Autodesk, Inc. †	1,400	34,104

BMC Software, Inc. †	1,112	38,509

CA, Inc.	2,422	44,565

Citrix Systems, Inc. †	1,100	46,453

Electronic Arts, Inc. †	1,967	28,325

Intuit, Inc. †	1,900	66,063

McAfee, Inc. †	1,000	30,720

Microsoft Corp.	47,314	1,088,695

Novell, Inc. †	2,200	12,496

Oracle Corp.	24,228	519,933

Red Hat, Inc. †	1,100	31,834

Symantec Corp. †	5,000	69,400

		2,095,673
Staffing (—%)
Robert Half International, Inc.	600	14,130

		14,130
Technology services (1.9%)
Cognizant Technology Solutions Corp. †	1,869	93,562

Computer Sciences Corp. †	828	37,467

Fidelity National Information Services, Inc.	1,500	40,230

Google, Inc. Class A †	1,288	573,096

SAIC, Inc. †	1,802	30,165

Salesforce.com, Inc. †	700	60,074

VeriSign, Inc. †	1,100	29,205

6 Putnam VT Research Fund

COMMON STOCKS (94.5%)* cont.	Shares	Value

Technology services cont.
Western Union Co. (The)	4,575	$68,213

Yahoo!, Inc. †	17,445	241,264

		1,173,276
Telecommunications (0.5%)
American Tower Corp. Class A †	4,100	182,450

Sprint Nextel Corp. †	24,125	102,290

		284,740
Textiles (0.2%)
Hanesbrands, Inc. †	4,859	116,908

		116,908
Tobacco (2.4%)
Altria Group, Inc.	1,100	22,044

Lorillard, Inc.	1,400	100,772

Philip Morris International, Inc.	28,500	1,306,440

		1,429,256
Toys (0.2%)
Hasbro, Inc.	3,250	133,575

		133,575
Waste Management (0.2%)
Republic Services, Inc.	3,510	104,350

		104,350

Total common stocks (cost $58,904,389)		$57,039,288

WARRANTS (—%)* †	Expiration date	Strike price	Warrants	Value

International Mining
Machinery Holdings, Ltd.
144A (China)	4/9/13	$0.00	40,049	$17,177

Total warrants (cost $21,324)				$17,177

PURCHASED OPTIONS		Expiration date/	Contract
OUTSTANDING (—%)*		strike price	amount	Value

Aflac, Inc. (Call)		Nov-10/$55.00	2,382	$2,168

Total purchased options outstanding (cost $8,146)				$2,168

SHORT-TERM INVESTMENTS (3.2%)*		Principal amount/shares		Value

Putnam Money Market Liquidity Fund 0.11% [e]			377,312	$377,312

Short-term investments held as collateral for
loaned securities with yields ranging from 0.01%
to 0.10% and a due date of July 1, 2010 [d]			$1,310,181	1,310,180

U.S. Treasury Bills with an effective yield
of 0.26%, December 16, 2010 #			65,000	64,919

U.S. Treasury Bills with an effective yield
of 0.21%, March 10, 2011 #			185,000	184,722

Total short-term investments (cost $1,937,134)				$1,937,133

Total investments (cost $60,870,993)				$58,995,766

Key to holding’s abbreviations

ADR	American Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2010 through June 30, 2010 (the reporting period).

* Percentages indicated are based on net assets of $60,384,850.

† Non-income-producing security.

# These securities, in part or in entirety, were pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

d See Note 1 to the financial statements regarding securities lending.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

R Real Estate Investment Trust.

S Securities on loan, in part or in entirety, at the close of the reporting period.

At the close of the reporting period, the fund is maintaining liquid assets totaling $154,830 to cover certain derivatives contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

FUTURES CONTRACTS
OUTSTANDING
at 6/30/10	Number of		Expiration	Unrealized
(Unaudited)	contracts	Value	date	depreciation

S&P 500 Index (Long)	10	$2,566,500	Sep-10	$(112,288)

Total				$(112,288)

WRITTEN OPTIONS OUTSTANDING
at 6/30/10 (premiums received	Contract	Expiration date/
$2,144) (Unaudited)	amount	strike price	Value

Aflac, Inc. (Call)	2,382	Nov-10/$65	$357

Total			$357

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 6/30/10 (Unaudited)

			Fixed payments	Total return
Swap		Termination	received (paid) by	received by	Unrealized
counterparty	Baskets	date	fund per annum	or paid by fund	appreciation

Goldman Sachs International
	826	4/12/11	(1 month USD-LIBOR-BBA)	A basket (GSGLPMIN) of	$1,954
				common stocks

Total					$1,954

Putnam VT Research Fund 7

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$1,339,648	$—	$—

Capital goods	3,910,216	137,266	—

Communication services	2,237,634	—	—

Conglomerates	641,046	—	—

Consumer cyclicals	6,044,481	—	—

Consumer staples	6,682,241	—	—

Energy	6,450,186	—	—

Financial	9,293,119	—	350,468

Health care	6,994,104	—	—

Technology	9,992,230	—	—

Transportation	720,419	—	—

Utilities and power	2,246,230	—	—

Total common stocks	56,551,554	137,266	350,468

Purchased options outstanding	—	2,168	—

Warrants	—	17,177	—

Short-term investments	377,312	1,559,821	—

Totals by level	$56,928,866	$1,716,432	$350,468

	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Futures contracts	$(112,288)	$—	$—

Written options	—	(357)	—

Total return swap contracts	—	1,954	—

Totals by level	$(112,288)	$1,597	$—

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

8 Putnam VT Research Fund

Statement of assets and liabilities
6/30/10 (Unaudited)

Assets

Investment in securities, at value, including $1,279,794 of securities on loan (Note 1):

Unaffiliated issuers (identified cost $60,493,681)	$58,618,454

Affiliated issuers (identified cost $377,312) (Note 6)	377,312

Cash	57

Dividends, interest and other receivables	91,041

Receivable for shares of the fund sold	3,692

Receivable for investments sold	3,817,951

Unrealized appreciation on swap contracts (Note 1)	1,954

Total assets	62,910,461

Liabilities

Payable to custodian (Note 2)	335

Payable for variation margin (Note 1)	21,750

Payable for investments purchased	1,021,160

Payable for shares of the fund repurchased	28,459

Payable for compensation of Manager (Note 2)	29,833

Payable for investor servicing fees (Note 2)	358

Payable for custodian fees (Note 2)	13,774

Payable for Trustee compensation and expenses (Note 2)	59,673

Payable for administrative services (Note 2)	213

Payable for distribution fees (Note 2)	8,061

Written options outstanding, at value (premiums received $2,144)
(Notes 1 and 3)	357

Collateral on securities loaned, at value (Note 1)	1,310,180

Other accrued expenses	31,458

Total liabilities	2,525,611

Net assets	$60,384,850

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$139,554,668

Undistributed net investment income (Note 1)	233,915

Accumulated net realized loss on investments and foreign currency
transactions (Note 1)	(77,419,966)

Net unrealized depreciation of investments and assets and liabilities
in foreign currencies	(1,983,767)

Total — Representing net assets applicable to capital
shares outstanding	$60,384,850

Computation of net asset value Class IA

Net assets	$23,504,284

Number of shares outstanding	2,432,314

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$9.66

Computation of net asset value Class IB

Net assets	$36,880,566

Number of shares outstanding	3,819,646

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$9.66

Statement of operations
Six months ended 6/30/10 (Unaudited)

Investment income

Dividends (net of foreign tax of $418)	$590,035

Interest (including interest income of $1,039 from investments
in affiliated issuers) (Note 6)	1,347

Securities lending	3,794

Total investment income	595,176

Expenses

Compensation of Manager (Note 2)	194,749

Investor servicing fees (Note 2)	34,472

Custodian fees (Note 2)	13,663

Trustee compensation and expenses (Note 2)	2,877

Administrative services (Note 2)	1,921

Distribution fees — Class IB (Note 2)	53,160

Auditing	17,693

Other	14,407

Total expenses	332,942

Expense reduction (Note 2)	(6,162)

Net expenses	326,780

Net investment income	268,396

Net realized gain on investments (Notes 1 and 3)	5,896,972

Net increase from payments by affiliates (Note 2)	7,211

Net realized gain on swap contracts (Note 1)	47,861

Net realized loss on futures contracts (Note 1)	(35,545)

Net realized gain on foreign currency transactions (Note 1)	23

Net realized loss on written options (Notes 1 and 3)	(29,107)

Net unrealized appreciation of assets and liabilities in foreign currencies
during the period	1

Net unrealized depreciation of investments, futures contracts,
swap contracts and written options during the period	(10,645,300)

Net loss on investments	(4,757,884)

Net decrease in net assets resulting from operations	$(4,489,488)

The accompanying notes are an integral part of these financial statements.

Putnam VT Research Fund 9

Statement of changes in net assets

	Six months ended	Year ended
	6/30/10*	12/31/09

Increase (decrease) in net assets

Operations:

Net investment income	$268,396	$725,285

Net realized gain (loss) on investments
and foreign currency transactions	5,887,415	(11,546,617)

Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies	(10,645,299)	29,434,041

Net increase (decrease) in net assets
resulting from operations	(4,489,488)	18,612,709

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(337,841)	(375,638)

Class IB	(443,295)	(460,572)

Decrease from capital share transactions
(Note 4)	(5,933,746)	(10,078,232)

Total increase (decrease) in net assets	(11,204,370)	7,698,267

Net assets:

Beginning of period	71,589,220	63,890,953

End of period (including undistributed
net investment income of $233,915 and
$746,655, respectively)	$60,384,850	$71,589,220

* Unaudited.

The accompanying notes are an integral part of these financial statements.

10 Putnam VT Research Fund

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income(loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%) [b,d]	Ratio of net investment income (loss) to average neta ssets (%)	Portfolio turnover (%)

Class IA

6/30/10†	$10.53	.05	(.78)	(.73)	(.14)	(.14)	$9.66	(7.14) *	$23,504	.40 *	.46 *	57.69 *

12/31/09	8.03	.11	2.52[e]	2.63	(.13)	(.13)	10.53	33.54[e]	27,306	.82[f]	1.28 [f]	134.28

12/31/08	13.21	.12	(5.15)	(5.03)	(.15)	(.15)	8.03	(38.42)	24,422	.80 [f]	1.08 [f]	131.45

12/31/07	13.19	.13	(.02)	.11	(.09)	(.09)	13.21	.83	54,436	.79[f]	.93[f]	79.54

12/31/06	11.91	.08	1.30	1.38	(.10)	(.10)	13.19	11.63	72,929	.81[f]	.62[f]	88.33

12/31/05	11.44	.08[g]	.51	.59	(.12)	(.12)	11.91	5.26[g]	87,728	.79[f]	.71[f,g]	94.51

Class IB

6/30/10†	$10.51	.04	(.78)	(.74)	(.11)	(.11)	$9.66	(7.17) *	$36,881	.53 *	.34 *	57.69 *

12/31/09	8.00	.09	2.52[e]	2.61	(.10)	(.10)	10.51	33.19[e]	44,283	1.07[f]	1.03 [f]	134.28

12/31/08	13.14	.09	(5.12)	(5.03)	(.11)	(.11)	8.00	(38.54)	39,469	1.05 [f]	.83[f]	131.45

12/31/07	13.12	.09	(.02)	.07	(.05)	(.05)	13.14	.56	83,046	1.04 [f]	.68[f]	79.54

12/31/06	11.84	.05	1.30	1.35	(.07)	(.07)	13.12	11.41	104,891	1.06 [f]	.37[f]	88.33

12/31/05	11.38	.05[g]	.50	.55	(.09)	(.09)	11.84	4.92[g]	114,612	1.04 [f]	.47[f,g]	94.51

* Not annualized.

† Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Reflects a non-recurring litigation payment received by the fund from the Tyco International, Ltd. which amounted to $0.06 per share outstanding as of March 13, 2009. This payment resulted in an increase to total returns of 0.76% for the year ended December 31, 2009.

f Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to December 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets

12/31/09	0.09%

12/31/08	0.07

12/31/07	<0.01

12/31/06	<0.01

12/31/05	<0.01

g Reflects a non-recurring accrual related to Putnam Management’s settlement with the Securities and Exchange Commission (the SEC) regarding brokerage allocation practices, which amounted to $0.01 per share and 0.08% of average net assets for class IA and class IB shares for the year ended December 31, 2005.

The accompanying notes are an integral part of these financial statements.

Putnam VT Research Fund 11

Notes to financial statements 6/30/10 (Unaudited)

Note 1 — Significant accounting policies

Putnam VT Research Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing primarily in both growth and value stocks of large U.S.-based companies.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the period from January 1, 2010 through June 30, 2010 (the reporting period). Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the SEC), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or

12 Putnam VT Research Fund

loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as variation margin. Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately 4,407 on purchased options contracts for the reporting period. See Note 3 for the volume of written options contracts activity for the reporting period. The fund had an average contract amount of approximately 8 on futures contracts for the reporting period.

F) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to help enhance the funds return and manage the fund’s exposure to credit risk. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding notional on total return swap contracts at the close of the reporting period are indicative of the volume of activity during the period.

G) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on derivative contracts subject to the Master Agreements.

H) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At the close of the reporting period, the value of securities loaned amounted to $1,279,794. The fund received cash collateral of $1,310,180 which is pooled with collateral of other Putnam funds into the following issues of short-term investments:

Repurchase agreements

Banc of America Securities, LLC, effective yield 0.02%, due July 1, 2010
Banc of America Securities, LLC, effective yield 0.10%, due July 1, 2010
Credit Suisse Securities (USA), LLC, effective yield 0.01%, due July 1, 2010
Deutsche Bank Securities, Inc., effective yield 0.01%, due July 1, 2010
Deutsche Bank Securities, Inc., effective yield 0.04%, due July 1, 2010
Goldman Sachs & Co., effective yield 0.01%, due July 1, 2010
UBS Securities, LLC, effective yield 0.10%, due July 1, 2010

Time deposits

Deutsche Bank AG, effective yield 0.02%, due July 1, 2010

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At December 31, 2009, the fund had a capital loss carryover of $82,027,048 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$37,785,988	12/31/10

2,726,974	12/31/11

29,572,228	12/31/16

11,941,858	12/31/17

The aggregate identified cost on a tax basis is $62,140,208, resulting in gross unrealized appreciation and depreciation of $2,734,696 and $5,879,138, respectively, or net unrealized depreciation of $3,144,442.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

K) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Putnam VT Research Fund 13

L) Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 49.3% of the fund is owned by accounts of one group of insurance companies.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.71% of the first $5 billion, 0.66% of the next $5 billion, 0.61% of the next $10 billion, 0.56% of the next $10 billion, 0.51% of the next $50 billion, 0.49% of the next $50 billion, 0.48% of the next $100 billion and 0.475% of any excess thereafter.

Effective August 1, 2009 through June 30, 2011, Putnam Management has contractually agreed to reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

Putnam Management voluntarily reimbursed the fund $7,211 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (State Street). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

Under the custodian contract between the fund and State Street, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At the close of the reporting period, the payable to the custodian bank represents the amount due for cash advanced for the settlement of securities purchased.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $4 under the expense offset arrangements and by $6,158 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $51, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares.

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $38,451,797 and $47,801,640, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Contract amounts	Premiums received

Written options outstanding at
beginning of the reporting period	—	$—

Options opened	10,282	17,154

Options exercised	—	—

Options expired	(3,950)	(7,505)

Options closed	(3,950)	(7,505)

Written options outstanding at
end of the reporting period	2,382	$2,144

14 Putnam VT Research Fund

Note 4 — Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

	Class IA shares				Class IB shares
	Six months ended 6/30/10		Year ended 12/31/09		Six months ended 6/30/10		Year ended 12/31/09

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	24,326	$255,843	52,573	$437,009	16,300	$175,046	35,017	$290,674

Shares issued in connection with
reinvestment of distributions	30,713	337,841	52,317	375,638	40,300	443,295	64,147	460,572

	55,039	593,684	104,890	812,647	56,600	618,341	99,164	751,246

Shares repurchased	(217,115)	(2,317,247)	(550,617)	(4,672,929)	(451,958)	(4,828,524)	(817,178)	(6,969,196)

Net decrease	(162,076)	$(1,723,563)	(445,727)	$(3,860,282)	(395,358)	$(4,210,183)	(718,014)	$(6,217,950)

Note 5 — Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

Asset derivatives			Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Equity contracts	Investments, Receivables		Payables, Net assets — Unrealized
		$21,299	appreciation / (depreciation)	$112,645*

Total		$21,299		$112,645

* Includes cumulative appreciation/depreciation of futures contracts as reported in The fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted
for as hedging instruments
under ASC 815	Options	Warrants	Futures	Swaps	Total

Equity contracts	$(46,882)	$250,132	$(35,545)	$47,861	$215,566

Total	$(46,882)	$250,132	$(35,545)	$47,861	$215,566

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted
for as hedging instruments
under ASC 815	Options	Warrants	Futures	Swaps	Total

Equity contracts	$(4,191)	$(130,443)	$(117,247)	$1,954	$(249,927)

Total	$(4,191)	$(130,443)	$(117,247)	$1,954	$(249,927)

Note 6 — Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $1,039 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $7,347,429 and $7,487,093, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7 — Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8 — Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Putnam VT Research Fund 15

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2010, the Contract Committee met several times with representatives of Putnam Management and in executive session to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 11, 2010 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2010. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing such services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in prior years.

Consideration of implementation of strategic pricing initiative

The Trustees were mindful that new management contracts had been implemented for all but a few funds at the beginning of 2010 as part of Putnam Management’s strategic pricing initiative. These new management contracts reflected the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds and performance fees for certain funds. The Trustees had approved these new management contracts on July 10, 2009 and submitted them to shareholder meetings of the affected funds in late 2009, where the contracts were in all cases approved by overwhelming majorities of the shares voted.

Because the management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. The financial data available to the Committee reflected actual operations under the prior contracts; information was also available on a pro forma basis, adjusted to reflect the fees payable under the new management contracts. In light of the limited information available regarding operations under the new management contracts, in recommending the continuation of the new management contracts in June 2010, the Contract Committee relied to a considerable extent on its review of the financial information and analysis that formed the basis of the Board’s approval of the new management contracts on July 10, 2009.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

As in the past, the Trustees continued to focus on the competitiveness of the total expense ratio of each fund. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, taxes, brokerage commissions and extraordinary expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets.

The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 34th percentile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 34th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2009 (the first percentile representing the least expensive funds and the 100th percentile the most expensive funds). The Trustees also considered that your fund ranked in the 14th percentile in effective management fees, on a pro forma basis adjusted to reflect

16 Putnam VT Research Fund

the impact of the strategic pricing initiative discussed above, as of December 31, 2009.

Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds have only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of actual experience.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules currently in place represented an appropriate sharing of economies of scale at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, and did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during 2009. The Committee also noted the disappointing investment performance of a number of the funds for periods ended December 31, 2009 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers, increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Large-Cap Core Funds) for the one-year, three-year and five-year periods ended December 31, 2009 (the first percentile representing the best-performing funds and the 100th percentile the worst-performing funds):

One-year period	Three-year period	Five-year period

16th	61st	74th

Over the one-year, three-year and five-year periods ended December 31, 2009, there were 225, 210 and 181 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing; distribution

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policies commencing in 2010, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory

Putnam VT Research Fund 17

developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section of putnam.com and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

18 Putnam VT Research Fund

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Putnam VT Research Fund 19

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20 Putnam VT Research Fund

Investment Manager	Marketing Services	Trustees
Putnam Investment Management, LLC	Putnam Retail Management	John A. Hill, Chairman
One Post Office Square	One Post Office Square	Jameson A. Baxter, Vice Chairman
Boston, MA 02109	Boston, MA 02109	Ravi Akhoury
Barbara M. Baumann
Investment Sub-Manager	Investor Servicing Agent	Charles B. Curtis
Putnam Investments Limited	Putnam Investor Services, Inc.	Robert J. Darretta
57–59 St James’s Street	Mailing address:	Myra R. Drucker
London, England SW1A 1LD	P.O. Box 8383	Paul L. Joskow
	Boston, MA 02266-8383	Kenneth R. Leibler
Investment Sub-Advisor	1-800-225-1581	Robert E. Patterson
The Putnam Advisory Company, LLC		George Putnam, III
One Post Office Square	Custodian	Robert L. Reynolds
Boston, MA 02109	State Street Bank and Trust Company	W. Thomas Stephens
Richard B. Worley
Legal Counsel
Ropes & Gray LLP

Putnam VT Research Fund 21

This report has been prepared for the shareholders	H320
of Putnam VT Research Fund.	262435 8/10

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: August 27, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: August 27, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: August 27, 2010